Exhibit 99.2

  Aspen Insurance Holdings Limited

Financial Supplement

As of June 30, 2008

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed shortly by Aspen Insurance
Holdings Limited with the United States Securities and Exchange Commission.

AHL: NYSE

www.aspen.bm

Investor Contact:

Aspen Insurance Holdings Limited
Tania Kerno, Head of Communications
email: tania.kerno@aspen-re.com
T: +44 (0) 20 7184 8855
Noah Fields, Head of Investor Relations
T: +1 441-297-9382
email: noah.fields@aspen-re.com

Aspen Insurance Holdings Limited

Aspen Insurance Holdings Limited

Basis of Presentation

Definitions and presentation: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2007. Unless otherwise noted, all data is in US dollars millions, except for per share, percentage and ratio information.

In presenting the Company’s results, management has included and discussed certain “non-GAAP financial measures”, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by the Company in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

The Company excludes after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 28 for a reconciliation of operating income to net income.

Net income excluding net income or losses from other investments accounted for by the equity method (a non-GAAP financial measure). This is an internal performance measure used by the Company in the management of its operations and represents net income adjusted for preference share dividends excluding after-tax net income or losses from other investments accounted for using the equity method.

The Company excludes net income or loss from investments accounted for using the equity method from its calculation of net income because the amount of these gains or losses are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing net income excluding net income or losses for other investments accounted for by the equity method enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Net income excluding net income or losses for other investments accounted for by the equity method should not be viewed as a substitute for GAAP net income. Please see page 29 for a reconciliation of net income excluding net income or losses for other investments accounted for by the equity method income to net income.

Annualized Operating Return on Average Equity (“Operating ROAE”) (a non-GAAP financial measure): Annualized Operating Return on Average Equity 1) is calculated using operating income, as defined above and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses and the aggregate value of the liquidation preferences of our preference shares. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the British pound. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore the Company believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods.

The Company presents Operating ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 28 for a reconciliation of operating income to net income and page 7 for a reconciliation of average equity.

Diluted book value per ordinary share (a non-GAAP financial measure): The Company has included diluted book value per ordinary share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 26 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios (GAAP financial measures): The Company, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions; premium taxes, licenses and fees; as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from US statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios

Accident Year Loss Ratios (a non-GAAP financial measure): In addition to the underwriting ratios described above, management also uses accident year loss ratios to evaluate current underwriting performance. The accident year loss ratio excludes the effect of prior years’ premium adjustments and reserve developments. This ratio focuses on the relationship between current premiums earned and losses incurred related to the current year. Please see pages 15 and 16 for a reconciliation of accident year loss ratios to loss ratios calculated in accordance with U.S. GAAP.

Aspen Insurance Holdings Limited
Financial Highlights

	Three Months Ended June 30			Six Months Ended June 30
(in US$ millions except for percentages, share and per share amounts)	2008	2007	Change	2008	2007	Change

Gross written premium	$528.8	$503.5	5.0%	$1,125.0	$1,140.0	(1.3%)
Net written premium	$506.0	$418.5	20.9%	$1,025.6	$973.6	5.3%
Net earned premium	$397.3	$451.2	(11.9%)	$788.9	$890.2	(11.4%)
Net income after tax	$126.9	$114.7	10.6%	$208.1	$236.6	(12.1%)
Operating income after tax	$131.2	$110.8	18.4%	$207.2	$231.4	(10.5%)

Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net income adjusted for preference share dividend	$1.44	$1.22	18.0%	$2.31	$2.53	(8.7%)
Operating income adjusted for preference share dividend	$1.49	$1.18	26.3%	$2.30	$2.47	(6.9%)
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	$1.39	$1.19	16.8%	$2.24	$2.46	(8.9%)
Operating income adjusted for preference share dividend	$1.44	$1.14	26.3%	$2.23	$2.40	(7.1%)
Book value per ordinary share	$29.84	$24.44	22.1%	$29.84	$24.44	22.1%
Diluted book value per ordinary share (treasury stock method)	$28.99	$23.63	22.7%	$28.99	$23.63	22.7%
Weighted average number of ordinary shares outstanding (in millions of shares)	83.513	88.205	(5.3%)	84.512	88.014	(4.0%)
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	86.010	90.827	(5.3%)	86.980	90.634	(4.0%)

Underwriting Ratios
Loss ratio	47.4%	60.5%		50.1%	55.9%
Policy acquisition cost ratio	16.4%	18.1%		17.9%	17.9%
General and administrative expense ratio	14.4%	9.8%		13.7%	10.1%
Expense ratio	30.8%	27.9%		31.6%	28.0%
Combined ratio	78.2%	88.4%		81.7%	83.9%

Return On Equity
Average equity (1)	$2,356.1	$2,109.0		$2,335.2	$2,057.0
Return on average equity
Net income adjusted for preference share dividend	5.1%	5.1%		8.3%	10.8%
Operating income adjusted for preference share dividend	5.3%	4.9%		8.3%	10.6%
Annualized Return on Average Equity
Net income	20.4%	20.4%		16.6%	21.7%
Operating income	21.2%	19.7%		16.6%	21.1%

See pages 7, 26, 27, 28 and 29 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.	Average equity excludes the average after tax unrealized appreciation or depreciation on investments and average after tax unrealized foreign exchange gains or losses.

Aspen Insurance Holdings Limited

Consolidated Statements Of Operations — Quarterly

(in US$ millions except for percentages)	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q2 2006
UNDERWRITING REVENUES
Gross written premiums	528.8	$596.2	$305.0	$373.5	$503.5	$522.4
Premiums ceded	(22.8)	(76.6)	(26.0)	(24.7)	(85.0)	(22.3)

Net written premiums	506.0	519.6	279.0	348.8	418.5	500.1
Change in unearned premiums	(108.7)	(128.0)	144.7	70.9	32.7	(71.1)

Net earned premiums	397.3	391.6	423.7	419.7	451.2	429.0

UNDERWRITING EXPENSES
Losses and loss expenses	188.3	207.2	201.7	219.9	272.7	223.8
Acquisition expenses	65.0	76.4	78.4	76.1	81.7	83.2
General and administrative expenses	57.1	50.8	56.5	58.6	44.4	43.0

Total underwriting expenses	310.4	334.4	336.6	354.6	398.8	350.0

Underwriting income	86.9	57.2	87.1	65.1	52.4	79.0

OTHER OPERATING REVENUE
Net investment income	70.5	39.1	80.3	72.4	78.8	49.9
Interest expense	(4.0)	(3.9)	(2.9)	(4.2)	(4.4)	(4.0)

Total other operating revenue	66.5	35.2	77.4	68.2	74.4	45.9

Other income (expense)	—	(2.2)	(3.8)	(2.7)	1.9	(0.6)

OPERATING INCOME BEFORE TAX	153.4	90.2	160.7	130.6	128.7	124.3
OTHER
Net realized and unrealized exchange gains (losses)	(5.0)	4.3	(2.1)	9.2	8.0	6.6
Net realized and unrealized investment gains (losses)	0.8	1.0	(0.8)	(1.9)	(5.6)	(3.7)

INCOME BEFORE TAX	149.2	95.5	157.8	137.9	131.1	127.2
Income taxes expense	(22.3)	(14.3)	(22.6)	(20.7)	(16.4)	(25.4)

NET INCOME AFTER TAX	126.9	81.2	135.2	117.2	114.7	101.8
Dividends paid on ordinary shares	(12.8)	(12.9)	(13.3)	(13.3)	(13.2)	(14.3)
Dividend paid on preference shares	(7.0)	(6.9)	(6.9)	(6.9)	(7.0)	(3.2)

Retained income	$107.1	$61.4	$115.0	$97.0	$94.5	$84.3

Components of net income (after tax)		.
Operating income	$131.2	$76.0	$138.0	$109.2	$110.8	$98.3
Net realized and unrealized exchange gains (losses) (after tax)	(5.0)	4.3	(2.1)	9.2	8.0	6.6
Net realized and unrealized investment gains (losses) (after tax)	0.7	0.9	(0.7)	(1.2)	(4.1)	(3.1)

NET INCOME AFTER TAX	$126.9	$81.2	$135.2	$117.2	$114.7	$101.8

Loss ratio	47.4%	52.9%	47.6%	52.4%	60.5%	52.2%
Policy acquisition expense ratio	16.4%	19.5%	18.5%	18.1%	18.1%	19.4%
General and administrative expense ratio	14.4%	13.0%	13.3%	14.0%	9.8%	10.0%
Expense ratio	30.8%	32.5%	31.8%	32.1%	27.9%	29.4%
Combined ratio	78.2%	85.4%	79.4%	84.5%	88.4%	81.6%
Basic Earnings Per Share	$1.44	$0.87	$1.48	$1.24	$1.22	$1.04
Diluted Earnings Per Share	$1.39	$0.85	$1.44	$1.21	$1.19	$1.01
Annualized Return on Average Equity
Net income	20.4%	12.8%	22.8%	20.2%	20.4%	20.4%
Operating income	21.2%	12.0%	23.2%	18.7%	19.7%	19.6%

See pages 7, 26, 27, 28 and 29 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Consolidated Statements of Operations — Year To Date

	Six Months Ended June 30
(in US$ millions except for percentages)	2008	2007	2006

UNDERWRITING REVENUES
Gross written premiums	$1,125.0	$1,140.0	$1,201.1
Premiums ceded	(99.4)	(166.4)	(249.1)

Net written premiums	1,025.6	973.6	952.0
Change in unearned premiums	(236.7)	(83.4)	(120.4)

Net earned premiums	788.9	890.2	831.6

UNDERWRITING EXPENSES
Losses and loss expenses	395.5	498.2	456.2
Acquisition expenses	141.4	159.4	176.5
General and administrative expenses	107.9	89.7	81.2

Total underwriting expenses	644.8	747.3	713.9

Underwriting income	144.1	142.9	117.7

OTHER OPERATING REVENUE
Net investment income	109.6	146.3	94.4
Interest expense	(7.9)	(8.6)	(7.9)

Total other operating revenue	101.7	137.7	86.5

Other income (expense)	(2.2)	(5.4)	(2.5)

OPERATING INCOME BEFORE TAX	243.6	275.2	201.7
OTHER
Net realized and unrealized exchange gains (losses)	(0.7)	13.5	7.9
Net realized and unrealized investment gains (losses)	1.8	(10.4)	(5.1)

INCOME BEFORE TAX	244.7	278.3	204.5
Income taxes	(36.6)	(41.7)	(40.9)

NET INCOME AFTER TAX	208.1	236.6	163.6
Dividends paid on ordinary shares	(25.7)	(26.4)	(28.6)
Dividends paid on preference shares	(13.9)	(13.9)	(7.1)

Retained income	$168.5	$196.3	$127.9

Components of net income (after tax)
Operating income	$207.2	$231.4	$160.0
Net realized and unrealized exchange gains (losses) (after tax)	(0.7)	13.5	7.9
Net realized and unrealized investment gains (losses) (after tax)	1.6	(8.3)	(4.3)

NET INCOME AFTER TAX	$208.1	$236.6	$163.6

Loss ratio	50.1%	55.9%	54.8%
Policy acquisition expense ratio	17.9%	17.9%	21.2%
General and administrative expense ratio	13.7%	10.1%	9.8%
Expense ratio	31.6%	28.0%	31.0%
Combined ratio	81.7%	83.9%	85.8%

See pages 7, 26, 27, 28 and 29 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited
Consolidated Balance Sheets

	Jun-30	Mar-31	Dec-31	Sep-30	Jun-30
(in US$ millions except for per share amounts)	2008	2008	2007	2007	2007
ASSETS
Investments
Fixed maturities	$4,612.7	$4,472.2	$4,385.8	$4,176.4	$4,083.9
Other investments	555.3	544.5	561.4	489.5	481.6
Short-term investments	193.6	309.3	280.1	553.3	492.1

Total investments	5,361.6	5,326.0	5,227.3	5,219.2	5,057.6
Cash and cash equivalents	620.8	695.7	651.4	567.2	397.9
Reinsurance recoverables
Unpaid losses	231.7	276.0	304.7	315.8	324.4
Ceded unearned premiums	98.9	121.8	77.0	102.1	130.2
Receivables
Underwriting premiums	792.0	716.2	575.6	718.8	810.0
Other	79.0	50.3	59.8	84.8	48.8
Funds Withheld	76.9	100.0	104.5	99.2	94.0
Deferred policy acquisition costs	167.4	151.6	133.9	152.9	166.3
Derivatives at fair value	11.3	15.4	17.3	19.2	27.2
Office properties and equipment	30.4	28.0	27.8	25.1	24.9
Other assets	20.9	17.7	13.8	13.6	13.3
Intangible assets	8.2	8.2	8.2	8.2	8.2

Total assets	$7,499.1	$7,506.9	$7,201.3	$7,326.1	$7,102.8

LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$2,944.4	$2,950.3	$2,946.0	$2,963.0	$2,854.5
Unearned premiums	1,018.9	930.1	757.6	931.7	1,028.8

Total insurance reserves	3,963.3	3,880.4	3,703.6	3,894.7	3,883.3

Payables
Reinsurance premiums	115.6	133.1	81.3	89.1	132.2
Taxation	82.6	114.3	120.2	109.9	90.2
Accrued expenses and other payables	219.7	189.6	210.1	229.0	134.3
Liabilities under derivative contracts	14.5	17.3	19.0	20.7	22.4

Total payables	432.4	454.3	430.6	448.7	379.1

Long-term debt	249.5	249.5	249.5	249.5	249.4

Total liabilities	4,645.2	4,584.2	4,383.7	4,592.9	4,511.8

SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1
Preference shares	—	—	—	—	—
Additional paid-in capital	1,753.3	1,849.5	1,846.1	1,890.5	1,933.8
Retained earnings	1,027.3	920.2	858.8	743.8	646.8
Accumulated other comprehensive income, net of taxes	73.2	152.9	112.6	98.8	10.3

Total shareholders’ equity	2,853.9	2,922.7	2,817.6	2,733.2	2,591.0

Total liabilities and shareholders’ equity	$7,499.1	$7,506.9	$7,201.3	$7,326.1	$7,102.8

Book Value Per Ordinary Share	$29.84	$29.22	$27.95	$26.46	$24.44

See pages 7, 26, 27, 28 and 29 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Earnings Per Share and Book Value Per Share

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
(in US$ except for number of shares)	2008	2007	2008	2007

Basic earnings per ordinary share
Net income adjusted for preference share dividend	$1.44	$1.22	$2.31	$2.53
Operating income adjusted for preference dividend	$1.49	$1.18	$2.30	$2.47
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	$1.39	$1.19	$2.24	$2.46
Operating income adjusted for preference dividend	$1.44	$1.14	$2.23	$2.40

Weighted average number of ordinary shares outstanding (in millions)	83.513	88.205	84.512	88.014
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	86.010	90.827	86.980	90.634

Book value per ordinary share			$29.84	$24.44
Diluted book value (treasury stock method)			$28.99	$23.63

Ordinary shares outstanding at end of the period (in millions)			81.321	88.545
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (treasury stock method) (in millions)			83.691	91.553

See pages 7, 26, 27, 28 and 29 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Return On Average Equity

	Three Months Ended		Six Months Ended
(in US$ millions except for percentages)	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007

Closing shareholders’ equity	$2,853.9	$2,591.0	$2,853.9	$2,591.0
Average adjustment	(497.8)	(482.0)	(518.7)	(534.0)

Average equity (1)	$2,356.1	$2,109.0	$2,335.2	$2,057.0

Return on average equity for the quarter:
Net income adjusted for preference share dividend	5.1%	5.1%	8.3%	10.8%
Operating income adjusted for preference share dividend	5.3%	4.9%	8.3%	10.6%

Annualized Return on average equity
Net income	20.4%	20.4%	16.6%	21.7%
Operating income	21.2%	19.7%	16.6%	21.1%

Components of return on average equity
Return on average equity from underwriting activity (2)	3.7%	2.5%	6.2%	6.9%
Return on average equity from investment and other activity (3)	2.5%	3.3%	3.6%	5.8%
Pre-tax operating income return on average equity	6.2%	5.8%	9.8%	12.7%
Post-tax operating income return on average equity (4)	5.3%	4.9%	8.3%	10.6%

See pages 26, 27, 28 and 29 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.   Average equity is calculated by taking the simple average at latest quarter end and the previous quarter end of the closing shareholders’ equity excluding (i) preference shares, (ii) after tax unrealized appreciation or depreciation on investments and (iii) the average after tax unrealized foreign exchange gains and losses.

2.	Calculated by using underwriting income.

3.	Calculated by using total other operating revenue and other income/expense adjusted for preference share dividend.

4.	Calculated by using operating income after tax adjusted for preference share dividend.

Aspen Insurance Holdings Limited

Consolidated Underwriting Results by Operating Segment

	Three Months Ended June 30, 2008					Three Months Ended June 30, 2007
	Property	Casualty	International	U.S.		Property	Casualty	International	U.S.
(in US$ millions except for percentages)	Reinsurance	Reinsurance	Insurance	Insurance	Total	Reinsurance	Reinsurance	Insurance	Insurance	Total

Gross written premiums	$170.5	$56.8	$258.9	$42.6	$528.8	$190.3	$79.4	$198.9	$34.9	$503.5
Net written premiums	165.5	54.5	251.6	34.4	506.0	115.6	78.1	196.9	27.9	418.5
Gross earned premiums	144.5	87.7	178.6	29.6	440.4	151.3	127.8	169.7	33.3	482.1
Net earned premiums	123.6	85.8	162.9	25.0	397.3	144.3	125.7	156.0	25.2	451.2
Losses and loss expenses	38.3	54.3	83.6	12.1	188.3	63.7	91.6	95.7	21.7	272.7
Policy acquisition expenses	23.6	11.7	26.0	3.7	65.0	31.1	17.2	28.3	5.1	81.7
Operating and administration expenses	18.4	12.5	19.2	7.0	57.1	16.8	10.2	13.3	4.1	44.4

Underwriting income (loss)	$43.3	$7.3	$34.1	$2.2	$86.9	$32.7	$6.7	$18.7	$(5.7)	$52.4

Net reserves for loss and loss adjustment expenses	$396.0	$1,334.9	$906.6	$75.2	$2,712.7	$554.0	$1,107.1	$771.4	$97.6	$2,530.1

Ratios
Loss ratio	31.0%	63.3%	51.3%	48.4%	47.4%	44.1%	72.9%	61.3%	86.1%	60.5%
Policy acquisition expense ratio	19.1%	13.6%	16.1%	14.7%	16.4%	21.6%	13.7%	18.2%	20.2%	18.1%
Operating and administration expense ratio	14.9%	14.6%	11.8%	27.9%	14.4%	11.6%	8.1%	8.5%	16.3%	9.8%
Expense ratio	34.0%	28.2%	27.9%	42.6%	30.8%	33.2%	21.8%	26.7%	36.5%	27.9%
Combined ratio	65.0%	91.5%	79.2%	91.0%	78.2%	77.3%	94.7%	88.0%	122.6%	88.4%

Aspen Insurance Holdings Limited

Consolidated Underwriting Results by Operating Segment

	Six Months Ended June 30, 2008					Six Months Ended June 30, 2007
	Property	Casualty	International	U.S.		Property	Casualty	International	U.S.
(in US$ millions except for percentages)	Reinsurance	Reinsurance	Insurance	Insurance	Total	Reinsurance	Reinsurance	Insurance	Insurance	Total

Gross written premiums	$354.7	$238.9	$458.2	$73.2	$1,125.0	$382.4	$302.7	$384.2	$70.7	$1,140.0
Net written premiums	340.9	234.5	393.6	56.6	1,025.6	292.7	294.7	336.8	49.4	973.6
Gross earned premiums	284.8	183.4	343.9	55.6	867.7	312.6	238.8	332.5	72.2	956.1
Net earned premiums	250.6	180.5	313.1	44.7	788.9	297.7	232.1	302.8	57.6	890.2
Losses and loss expenses	76.3	115.8	181.3	22.1	395.5	127.8	152.4	177.0	41.0	498.2
Policy acquisition expenses	49.5	29.4	54.0	8.5	141.4	58.5	36.5	53.7	10.7	159.4
Operating and administration expenses	35.0	23.2	37.1	12.6	107.9	31.3	20.1	28.0	10.3	89.7

Underwriting income (loss)	$89.8	$12.1	$40.7	$1.5	$144.1	$80.1	$23.1	$44.1	$(4.4)	$142.9

Net reserves for loss and loss adjustment expenses	$396.0	$1,334.9	$906.6	$75.2	$2,712.7	$554.0	$1,107.1	$771.4	$97.6	$2,530.1

Ratios
Loss ratio	30.4%	64.2%	57.9%	49.4%	50.1%	42.9%	65.7%	58.5%	71.2%	55.9%
Policy acquisition expense ratio	19.8%	16.3%	17.3%	19.0%	17.9%	19.7%	15.7%	17.7%	18.6%	17.9%
Operating and administration expense ratio	14.0%	12.9%	11.9%	28.2%	13.7%	10.4%	8.7%	9.3%	17.9%	10.1%
Expense ratio	33.8%	29.2%	29.2%	47.2%	31.6%	30.1%	24.4%	27.0%	36.5%	28.0%
Combined ratio	64.2%	93.4%	87.1%	96.6%	81.7%	73.0%	90.1%	85.5%	107.7%	83.9%

Aspen Insurance Holdings Limited

Property Reinsurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q2 2006

Gross written premiums	$170.5	$184.2	$79.6	$139.5	$190.3	$192.1	$165.4
Net written premiums	165.5	175.4	70.8	131.5	115.6	177.1	34.2
Gross earned premiums	144.5	140.3	161.5	150.2	151.3	161.3	154.4
Net earned premiums	123.6	127.0	132.6	125.3	144.3	153.4	106.8
Net losses and loss expenses	38.3	38.0	50.0	42.9	63.7	64.1	47.7
Acquisition costs	23.6	25.9	33.5	25.4	31.1	27.4	35.2
Operating and administrative expenses	18.4	16.6	15.7	18.3	16.8	14.5	14.2

Total underwriting income	$43.3	$46.5	$33.4	$38.7	$32.7	$47.4	$9.7

Ratios
Loss ratio	31.0%	29.9%	37.7%	34.2%	44.1%	41.8%	44.7%
Policy acquisition expense ratio	19.1%	20.4%	25.3%	20.3%	21.6%	17.9%	33.0%
Operating and administrative expense ratio	14.9%	13.1%	11.8%	14.6%	11.6%	9.4%	13.2%
Expense ratio	34.0%	33.5%	37.1%	34.9%	33.2%	27.3%	46.2%
Combined ratio	65.0%	63.4%	74.8%	69.1%	77.3%	69.1%	90.9%

Aspen Insurance Holdings Limited

Casualty Reinsurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q2 2006

Gross written premiums	$56.8	$182.1	$51.3	$77.5	$79.4	$223.3	$275.4
Net written premiums	54.5	180.0	53.3	77.1	78.1	216.6	265.6
Gross earned premiums	87.7	95.7	119.0	125.5	127.8	111.0	132.0
Net earned premiums	85.8	94.7	119.5	123.7	125.7	106.4	128.6
Losses and loss expenses	54.3	61.5	87.5	92.2	91.6	60.8	87.4
Policy acquisition expenses	11.7	17.7	13.3	19.8	17.2	19.3	25.9
Operating and administration expenses	12.5	10.7	14.0	13.8	10.2	9.9	10.1

Underwriting income (loss)	$7.3	$4.8	$4.7	$(2.1)	$6.7	$16.4	$5.2

Ratios
Loss ratio	63.3%	64.9%	73.2%	74.5%	72.9%	57.2%	68.0%
Policy acquisition expense ratio	13.6%	18.7%	11.1%	16.0%	13.7%	18.1%	20.1%
Operating and administration expense ratio	14.6%	11.3%	11.8%	11.2%	8.1%	9.3%	7.9%
Expense ratio	28.2%	30.0%	22.9%	27.2%	21.8%	27.4%	28.0%
Combined ratio	91.5%	94.9%	96.1%	101.7%	94.7%	84.6%	96.0%

Aspen Insurance Holdings Limited

International Insurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q2 2006

Gross written premiums	$258.9	$199.3	$149.8	$129.0	$198.9	$185.3	$197.5
Net written premiums	251.6	142.0	135.2	118.1	196.9	139.9	124.1
Gross earned premiums	178.6	165.3	162.2	164.2	169.7	162.8	169.5
Net earned premiums	162.9	150.2	147.7	146.7	156.0	146.8	138.6
Losses and loss expenses	83.6	97.7	56.6	75.3	95.7	81.3	80.8
Policy acquisition expenses	26.0	28.0	25.6	26.4	28.3	25.4	26.5
Operating and administration expenses	19.2	17.9	22.0	17.2	13.3	14.7	10.3

Underwriting income (loss)	$34.1	$6.6	$43.5	$27.8	$18.7	$25.4	$21.0

Ratios
Loss ratio	51.3%	65.0%	38.3%	51.3%	61.3%	55.4%	58.3%
Policy acquisition expense ratio	16.1%	18.6%	17.3%	18.0%	18.2%	17.3%	19.1%
Operating and administration expense ratio	11.8%	11.9%	14.9%	11.7%	8.5%	10.0%	7.4%
Expense ratio	27.9%	30.5%	32.2%	29.7%	26.7%	27.3%	26.5%
Combined ratio	79.2%	95.5%	70.5%	81.0%	88.0%	82.7%	84.8%

Aspen Insurance Holdings Limited

US Insurance Segment — Quarterly Results

(In US$ millions except for percentages)	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q2 2006

Gross written premiums	$42.6	$30.6	$24.3	$27.5	$34.9	$35.8	$40.4
Net written premiums	34.4	22.2	19.7	22.1	27.9	21.5	28.0
Gross earned premiums	29.6	26.0	31.4	33.2	33.3	38.9	37.6
Net earned premiums	25.0	19.7	23.9	24.0	25.2	32.4	28.6
Losses and loss expenses	12.1	10.0	7.6	9.5	21.7	19.3	16.5
Policy acquisition expenses	3.7	4.8	6.0	4.5	5.1	5.6	5.7
Operating and administration expenses	7.0	5.6	4.8	9.3	4.1	6.2	3.6

Underwriting income (loss)	$2.2	$(0.7)	$5.5	$0.7	$(5.7)	$1.3	$2.8

Ratios
Loss ratio	48.4%	50.8%	31.8%	39.6%	86.1%	59.6%	57.7%
Policy acquisition expense ratio	14.7%	24.3%	25.1%	18.8%	20.2%	17.3%	19.9%
Operating and administration expense ratio	27.9%	28.4%	20.1%	38.9%	16.3%	19.1%	12.6%
Expense ratio	42.6%	52.7%	45.2%	57.7%	36.5%	36.4%	32.5%
Combined ratio	91.0%	103.6%	77.0%	97.3%	122.6%	96.0%	90.2%

Aspen Insurance Holdings Limited

Gross Written Premiums By Segment And Line Of Business

(in US$ millions)	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q2 2006

Property Reinsurance
Treaty Catastrophe	$79.2	$111.6	$20.6	$60.1	$85.2	$118.6	$90.0
Treaty Risk Excess	40.0	29.9	9.0	35.7	66.6	23.0	39.5
Treaty Pro Rata	36.5	32.7	39.9	34.1	29.2	42.0	29.9
Property Facultative	14.8	10.0	10.1	9.6	9.3	8.5	6.0

	$170.5	$184.2	$79.6	$139.5	$190.3	$192.1	$165.4

Casualty Reinsurance
Treaty	$46.9	$89.6	$37.2	$53.5	$55.3	$131.3	$163.1
Non - US Treaty	5.7	89.5	11.6	20.5	22.2	88.4	105.8
Casualty Facultative	4.2	3.0	2.5	3.5	1.9	3.6	6.5

	$56.8	$182.1	$51.3	$77.5	$79.4	$223.3	$275.4

International Insurance
Marine and Specialty Liability	$47.4	$54.8	$30.0	$13.8	$40.1	$54.5	$47.1
Energy Property	41.7	23.4	8.1	21.3	45.0	28.2	15.1
Marine Hull	17.5	18.6	14.1	11.2	18.2	16.4	19.2
Aviation	23.1	11.2	42.2	23.7	26.6	10.8	30.6
U.K. Commercial Property	22.7	9.4	7.4	16.1	19.1	7.5	8.1
U.K. Commercial Liability	17.1	20.1	29.6	16.0	24.6	22.0	35.2
Non - Marine and Transportation Liability	14.3	7.1	7.1	—	—	—	—
Professional Liability	7.4	7.6	5.0	—	—	—	—
Excess Casualty	6.3	2.0	—	—	—	—	—
Financial Institutions	9.2	2.9	—	—	—	—	—
Political Risk	21.3	4.5	—	—	—	—	—
U.K. Commercial Property —Construction	4.5	—	—	—	—	—	—
Specialty Reinsurance	26.4	37.7	6.3	26.9	25.3	46.0	42.2

	$258.9	$199.3	$149.8	$129.0	$198.9	$185.4	$197.5

US Insurance
Property	$21.1	$10.5	$6.8	$7.9	$13.9	$12.4	$18.0
Casualty	21.5	20.1	17.5	19.6	21.0	23.3	22.4

	$42.6	$30.6	$24.3	$27.5	$34.9	$35.7	$40.4

Total Gross Written Premiums	$528.8	$596.2	$305.0	$373.5	$503.5	$636.5	$678.7

Aspen Insurance Holdings Limited

Accident Year Loss Ratios

	Three Months Ended June 30, 2008					Three Months Ended June 30, 2007
	Property	Casualty	International	U.S.		Property	Casualty	International	U.S.
	Reinsurance	Reinsurance	Insurance	Insurance	Total	Reinsurance	Reinsurance	Insurance	Insurance	Total

Before Accident Year Adjustment
Loss ratio	31.0%	63.3%	51.3%	48.4%	47.4%	44.1%	72.9%	61.3%	86.1%	60.5%
Policy acquisition expense ratio	19.1%	13.6%	16.1%	14.7%	16.4%	21.6%	13.7%	18.2%	20.2%	18.1%
Operating and administration expense ratio	14.9%	14.6%	11.8%	27.9%	14.4%	11.6%	8.1%	8.5%	16.3%	9.8%
Expense ratio	34.0%	28.2%	27.9%	42.6%	30.8%	33.0%	21.8%	26.7%	36.5%	27.9%

Combined ratio	65.0%	91.5%	79.2%	91.0%	78.2%	77.3%	94.7%	88.0%	122.6%	88.4%

Accident Year Adjustment
Loss ratio	4.4%	11.1%	11.1%	8.8%	10.0%	2.3%	(2.4)%	21.7%	3.4%	7.7%
Policy acquisition expense ratio	(1.0)%	0.2%	(0.2)%	0.6%	(0.4)%	(0.6)%	(0.2)%	0.2%	2.3%	(0.1)%
Operating and administration expense ratio	0.1%	(3.1)%	0.9%	4.4%	(0.1)%	0.1%	1.2%	1.2%	(0.4)%	0.8%
Expense ratio	(0.9)%	(2.9)%	0.7%	5.0%	(0.5)%	(0.5)%	1.0%	1.4%	1.9%	0.7%

Combined ratio	3.5%	8.2%	11.8%	13.8%	9.5%	1.8%	(1.4)%	23.1%	5.3%	8.4%

Accident Year Ratios
Current Accident Year Loss Ratio	35.4%	74.4%	62.4%	57.2%	57.4%	46.4%	70.5%	83.0%	89.5%	68.2%
Policy acquisition expense ratio	18.1%	13.8%	15.9%	15.3%	16.0%	21.0%	13.5%	18.4%	22.5%	18.0%
Operating and administration expense ratio	15.0%	11.5%	12.7%	32.3%	14.3%	11.7%	9.3%	9.7%	15.9%	10.6%
Expense ratio	33.1%	25.3%	28.6%	47.6%	30.3%	32.7%	22.8%	28.1%	38.4%	28.6%

Combined ratio	68.5%	99.7%	91.0%	104.8%	87.7%	79.1%	93.3%	111.1%	127.9%	96.8%

Aspen Insurance Holdings Limited

Accident Year Loss Ratios

	Six Months Ended June 30, 2008					Six Months Ended June 30, 2007
	Property	Casualty	International	U.S.		Property	Casualty	International	U.S.
	Reinsurance	Reinsurance	Insurance	Insurance	Total	Reinsurance	Reinsurance	Insurance	Insurance	Total

Before Accident Year Adjustment
Loss ratio	30.4%	64.2%	57.9%	49.4%	50.1%	42.9%	65.7%	58.5%	71.2%	55.9%
Policy acquisition expense ratio	19.8%	16.3%	17.3%	19.0%	17.9%	19.7%	15.7%	17.7%	18.6%	17.9%
Operating and administration expense ratio	14.0%	12.9%	11.9%	28.2%	13.7%	10.4%	8.7%	9.3%	17.9%	10.1%
Expense ratio	33.8%	29.2%	29.2%	47.2%	31.6%	30.1%	24.4%	27.0%	36.5%	28.0%

Combined ratio	64.2%	93.4%	87.1%	96.6%	81.7%	73.0%	90.1%	85.5%	107.7%	83.9%

Accident Year Adjustment
Loss ratio	8.1%	9.6%	8.5%	16.6%	10.0%	(1.1)%	6.1%	15.3%	0.6%	6.7%
Policy acquisition expense ratio	(0.7)%	(0.4)%	(0.1)%	0.2%	(0.3)%	(0.4)%	(0.2)%	0.2%	0.6%	(0.1)%
Operating and administration expense ratio	0.1%	(2.0)%	0.5%	2.5%	(0.1)%	0.5%	0.3%	0.4%	(0.8)%	0.3%
Expense ratio	(0.6)%	(2.4)%	0.4%	2.7%	(0.4)%	0.1%	0.1%	0.6%	(0.2)%	0.2%

Combined ratio	7.4%	7.2%	8.9%	19.2%	9.6%	(1.0)%	6.2%	16.0%	0.4%	7.0%

Accident Year Ratios
Current Accident Year Loss Ratio	38.5%	73.8%	66.4%	66.0%	60.1%	41.8%	71.8%	73.8%	71.8%	62.6%
Policy acquisition expense ratio	19.1%	15.9%	17.2%	19.2%	17.6%	19.3%	15.5%	17.9%	19.2%	17.8%
Operating and administration expense ratio	14.1%	10.9%	12.4%	30.7%	13.6%	10.9%	9.0%	9.7%	17.1%	10.4%
Expense ratio	33.2%	26.8%	29.6%	49.9%	31.2%	30.2%	24.5%	27.6%	36.3%	28.2%

Combined ratio	71.7%	100.6%	96.0%	115.9%	91.3%	72.0%	96.3%	101.4%	108.1%	90.8%

Aspen Insurance Holdings Limited

Consolidated Statements of Changes in Shareholders’ Equity

	Six Months Ended June 30
(in US$ millions)	2008	2007

Ordinary shares
Beginning and end of period	$0.1	$0.1

Preference shares
Beginning and end of period	—	—

Additional paid-in capital
Beginning of period	1,846.1	1,921.7
New shares issued	—	7.1
Shares repurchased	(100.0)	(0.1)
Share-based compensation	7.2	5.1

End of period	1,753.3	1,933.8

Retained earnings
Beginning of period	858.8	450.5
Net income for the period	208.1	236.6
Dividends paid on ordinary and preference shares	(39.6)	(40.3)

End of period	1,027.3	646.8

Accumulated Other Comprehensive Income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	80.2	59.1
Change for the period	14.2	26.7

End of period	94.4	85.8

Loss on derivatives
Beginning and end of period	(1.6)	(1.8)
Reclassification to interest payable	0.1	0.1

End of period	(1.5)	(1.7)

Unrealized appreciation (depreciation) on investments, net of taxes:
Beginning of period	34.0	(40.3)
Change for the period	(53.7)	(33.5)

End of period	(19.7)	(73.8)

Total accumulated other comprehensive income	73.2	10.3

Total shareholders’ equity	$2,853.9	$2,591.0

Aspen Insurance Holdings Limited

Consolidated Statements of Comprehensive Income

	Six Months Ended June 30
(in US$ millions)	2008	2007

Net income	$208.1	$236.6

Other comprehensive income, net of taxes:
Reclassification adjustment for net realized (gains) losses included in net income	(3.8)	3.0
Change in net unrealized gains and losses on available for sale securities held	(49.9)	(36.5)
Loss on derivatives reclassified to interest expense	0.1	0.1
Change in foreign currency translation adjustment	14.2	26.7

Other comprehensive loss	(39.4)	(6.7)

Comprehensive income	$168.7	$229.9

Aspen Insurance Holdings Limited

Condensed Consolidated Statements of Cash Flows

	Six Months Ended June 30
(in US$ millions)	2008	2007

Net cash from operating activities	$319.8	$319.5
Net cash used in investing activities	(193.2)	(381.7)
Net cash used in financing activities	(139.6)	(33.2)
Effect of exchange rate movements on cash and cash equivalents	(17.6)	(1.7)

Increase/(decrease) in cash and cash equivalents	(30.6)	(97.1)
Cash at beginning of the period	651.4	495.0

Cash at end of the period	$620.8	$397.9

Aspen Insurance Holdings Limited

Reserves For Losses And Loss Expenses

	June 30,	December 31,
(in US$ millions)	2008	2007

Provision for losses and loss expenses at start of period	$2,946.0	$2,820.0
Less reinsurance recoverable	(304.7)	(468.3)

Net loss and loss expenses at start of period	2,641.3	2,351.7
Loss reserve portfolio transfer	(15.5)	11.0
Provision for losses and loss expenses for claims incurred:
Current period	475.5	1,027.2
Prior period release	(80.0)	(107.4)

Total incurred	395.5	919.8
Losses and loss expense payments for claims incurred	(324.3)	(695.6)
Foreign exchange (gains) losses	15.7	54.4

Net loss and loss expense reserves at end of period	2,712.7	2,641.3
Plus reinsurance recoverables on unpaid losses at end of period	231.7	304.7

Gross loss and loss expense reserves at end of period	$2,944.4	$2,946.0

Aspen Insurance Holdings Limited

Reserves By Operating Segment

	As at June 30, 2008			As at December 31, 2007
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverable	Net	Gross	Recoverable	Net

Property Reinsurance	$453.3	$(57.3)	$396.0	$537.5	$(78.2)	$459.3
Casualty Reinsurance	1,348.9	(14.0)	1,334.9	1,276.3	(13.7)	1,262.6
International Insurance	1,006.2	(99.6)	906.6	999.2	(139.2)	860.0
U.S. Insurance	136.0	(60.8)	75.2	133.0	(73.6)	59.4

Total losses and loss expense reserves	$2,944.4	$(231.7)	$2,712.7	$2,946.0	$(304.7)	$2,641.3

Aspen Insurance Holdings Limited

Prior Year Reserve Releases

	Six Months Ended June 30, 2008			Six Months Ended June 30, 2007
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverable	Net	Gross	Recoverable	Net

Property Reinsurance	$7.5	$8.7	$16.2	$(10.5)	$1.7	$(8.8)
Casualty Reinsurance	38.8	(0.5)	38.3	13.0	4.4	17.4
International Insurance	17.5	0.6	18.1	25.5	10.3	35.8
U.S. Insurance	8.9	(1.5)	7.4	(2.5)	2.5	0.0

Release in reserves for prior years during the period	$72.7	$7.3	$80.0	$25.5	$18.9	$44.4

	Three Months Ended June 30, 2008			Three Months Ended June 30, 2007
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverable	Net	Gross	Recoverable	Net

Property Reinsurance	$3.4	$(0.8)	$2.6	$(1.6)	$0.6	$(1.0)
Casualty Reinsurance	24.6	(0.6)	24.0	(4.9)	0.3	(4.6)
International Insurance	12.5	(1.3)	11.2	20.8	2.3	23.1
U.S. Insurance	2.6	0.1	2.7	(0.2)	0.8	0.6

Release in reserves for prior years during the period	$43.1	$(2.6)	$40.5	$14.1	$4.0	$18.1

Aspen Insurance Holdings Limited

Ratings Of Reinsurers

(in US$ millions except for percentages)	As at June 30, 2008		As at December 31, 2007

S&P
AAA	$23.0	9.9%	$31.0	10.2%
AA+	1.5	0.6%	2.1	0.7%
AA−	56.6	24.4%	74.1	24.3%
A+	90.2	38.9%	118.3	38.8%
A	1.7	0.7%	1.7	0.6%
A−	35.3	15.2%	46.5	15.3%
Fully collateralised	2.4	1.1%	3.3	1.1%
Not rated	21.0	9.2%	27.7	9.0%

	$231.7	100.0%	$304.7	100.0%

A.M. Best
A++	$23.0	9.9%	$31.0	10.2%
A+	36.6	15.8%	46.3	15.2%
A	126.6	54.6%	166.9	54.8%
A−	27.9	12.0%	37.2	12.2%
Fully collateralised	2.4	1.0%	3.3	1.1%
Not rated	15.2	6.7%	20.0	6.5%

	$231.7	100.0%	$304.7	100.0%

Aspen Insurance Holdings Limited

Consolidated Investment Portfolio

	As at June 30, 2008				Percentage of Total Fair Value
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair		March 31,	December 31,	December 31,
(in US$ millions except for percentages)	Cost	Gains	Losses	Value	June 30, 2008	2008	2007	2006

U.S. government	$665.1	$16.2	$(2.5)	$678.8	11.3%	12.0%	10.9%	19.4%
U.S. government agency securities	329.8	5.7	(0.9)	334.6	5.6%	6.2%	5.6%	6.3%
Corporate securities	1,639.8	7.0	(37.1)	1,609.7	26.7%	25.1%	25.6%	20.6%
Foreign government	417.1	1.2	(8.4)	409.9	6.8%	6.8%	7.2%	8.5%
Asset-backed securities	243.3	2.3	(0.7)	244.9	4.1%	3.5%	3.8%	5.6%
Mortgage-backed securities	1,341.9	6.7	(13.8)	1,334.8	22.2%	20.1%	20.8%	12.9%

Total fixed maturities	4,637.0	39.1	(63.4)	4,612.7	76.7%	73.7%	73.9%	73.3%
Short-term investments	193.6	—	—	193.6	3.2%	5.1%	4.8%	13.4%

Total investments	$4,830.6	$39.1	$(63.4)	$4,806.3	79.9%	78.8%	78.7%	86.7%

Other Investments				555.3	9.2%	9.0%	9.5%	3.0%
Cash				620.8	10.3%	11.5%	11.0%	9.5%
Accrued Interest				38.4	0.6%	0.7%	0.8%	0.8%

Total Investments				$6,020.8	100.0%	100.0%	100.0%	100.0%

Aspen Insurance Holdings Limited

Investment Analysis

(in US$ millions except for percentages)	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007

Net investment income from fixed income investments	$59.7	$56.0	$68.4	$64.5	$64.0	$57.6
Net investment income (loss) from other investments	10.8	(16.9)	11.9	7.9	14.8	9.9

Net investment income	70.5	39.1	80.3	72.4	78.8	67.5
Net realized investment gains (losses)	0.8	1.0	(0.8)	(1.9)	(5.6)	(4.8)
Change in unrealized gains (losses) on investments (gross of tax)	(110.4)	44.4	65.0	68.1	(56.1)	13.6

Total return on investments	$(39.1)	$84.5	$144.5	$138.6	$17.1	$76.3

Portfolio Characteristics
Fixed income portfolio book yield	4.84%	4.90%	5.05%	5.08%	4.94%	4.77%
Fixed income portfolio duration	3.58 years	3.35 years	3.40 years	3.46 years	3.59 years	3.25 years

Aspen Insurance Holdings Limited

Book Value Per Ordinary Share

	Six Months Ended June 30
(in US$ except for number of shares)	2008	2007

Net Assets	$2,853.9	$2,591.0
Less: Intangible Assets	(8.2)	(8.2)
Preference Shares	(419.2)	(419.2)

Total	$2,426.5	$2,163.6

Ordinary Shares Outstanding (in millions)	81.321	88.545

Ordinary Shares and Dilutive Potential Ordinary Shares (in millions)	83.691	91.553

Book Value Per Ordinary Share	$29.84	$24.44

Diluted Book Value Per Ordinary Share (treasury stock method)	$28.99	$23.63

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

Aspen Insurance Holdings Limited

Diluted Share Analysis

	Three Months Ended June 30		Six Months Ended June 30
	2008	2007	2008	2007

Weighted average ordinary shares outstanding (millions)
Basic	83.513	88.205	84.512	88.014
Dilutive share equivalents:
Employee Options	1.113	1.578	1.235	1.535
Options issued to Appleby Trust (Bermuda) Limited	0.104	0.201	0.156	0.387
Performance Shares	1.047	0.598	0.848	0.471
Restricted share units	0.233	0.245	0.229	0.227

Weighted average diluted shares outstanding	86.010	90.827	86.980	90.634

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

Aspen Insurance Holdings Limited

Operating Income Reconciliation

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
(in US$ millions except where stated)	2008	2007	2008	2007

Net income adjusted for preference share dividend	$119.9	$107.7	$194.2	$222.7
Add (deduct) after tax income:
Net exchange (gains) losses	5.0	(8.0)	0.7	(13.5)
Net realized (gains) losses on investments	(0.7)	4.1	(1.6)	8.3

Operating income adjusted for preference share dividend	124.2	103.8	193.3	217.5
Tax on operating income	22.2	17.9	36.4	43.8

Operating income before tax adjusted for preference share dividend	$146.4	$121.7	$229.7	$261.3

Weighted average ordinary shares outstanding (millions)
Basic	83.513	88.205	84.512	88.014
Dilutive share equivalents:		.
Employee Options	1.113	1.578	1.235	1.535
Options Issued To Appleby Trust (Bermuda) Limited (Names Trust)	0.104	0.201	0.156	0.387
Performance Shares	1.047	0.598	0.848	0.471
Restricted share units	0.233	0.245	0.229	0.227

Weighted average diluted shares outstanding	86.010	90.827	86.980	90.634

Basic per ordinary share data
Net income adjusted for preference share dividend	$1.44	$1.22	$2.31	$2.53
Add (deduct) after tax income
Net exchange (gains) losses	$0.06	$(0.09)	$0.01	$(0.15)
Net realized losses on investments	$(0.01)	$0.05	$(0.02)	$0.09

Operating income adjusted for preference shares dividend	$1.49	$1.18	$2.30	$2.47

Diluted per ordinary share data
Net income adjusted for preference share dividend	$1.39	$1.19	$2.24	$2.46
Add (deduct) after tax income
Net exchange (gains) losses	$0.06	$(0.10)	$0.01	$(0.15)
Net realized losses on investments	$(0.01)	$0.05	$(0.02)	$0.09

Operating income adjusted for preference share dividend	$1.44	$1.14	$2.23	$2.40

Aspen Insurance Holdings Limited

Net Income Reconciliation

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
(in US$ millions except where stated)	2008	2007	2008	2007

Net income adjusted for preference share dividend	$119.9	$107.7	$194.2	$222.7
Add (deduct) after tax income:
Other investments accounted for by the equity method (gains) losses	(10.8)	(14.8)	6.1	(24.7)
Tax on other investments	1.6	2.2	(0.9)	3.7

Net income adjusted for preference share dividend excluding net income or losses from other investments accounted for by the equity method	110.7	95.1	199.4	201.7
Weighted average ordinary shares outstanding (millions)
Basic	83.513	88.205	84.512	87.819
Dilutive share equivalents:		.
Employee Options	1.113	1.578	1.235	1.483
Options Issued To Appleby Trust (Bermuda) Limited (Names Trust)	0.104	0.201	0.156	0.619
Performance Shares	1.047	0.598	0.848	0.340
Restricted share units	0.233	0.245	0.229	0.227

Weighted average diluted shares outstanding	86.010	90.827	86.980	90.488

Basic per ordinary share data
Net income adjusted for preference share dividend	$1.44	$1.22	$2.31	$2.54
Add (deduct) after tax income
Other investments accounted for by the equity method (gains) losses	$(0.13)	$(0.17)	$0.07	$(0.28)
Tax on other investments	$0.02	$0.02	$(0.01)	$0.03

Net income adjusted for preference share dividend excluding net income or losses from other investments accounted for by the equity method	$1.33	$1.07	$2.37	$2.29

Diluted per ordinary share data
Net income adjusted for preference share dividend	$1.39	$1.19	$2.24	$2.46
Add (deduct) after tax income
Other investments accounted for by the equity method (gains) losses	$(0.13)	$(0.16)	$0.06	$(0.27)
Tax on other investments	$0.02	$0.02	$(0.01)	$0.04

Net income adjusted for preference share dividend excluding net income or losses from other investments accounted for by the equity method	$1.28	$1.05	$2.29	$2.23